Leases and Restricted Cash	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Leases and Restricted Cash
Leases and Restricted Cash
Operating Leases
Charters-in
As at December 31, 2017, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in four vessels, including three workboats for the lightering support services, were approximately $11.7 million (2018), $8.3 million (2019), $8.3 million (2020) and $1.4 million (2021). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.
Charters-out
As at December 31, 2017, 16 of the Company’s vessels operated under fixed-rate time charter contracts with the Company’s customers, of which 15 contracts are scheduled to expire in 2018, and one contract is scheduled to expire in 2019. As at December 31, 2017, minimum scheduled future revenues to be received by the Company under time charters then in place were approximately $54.5 million, comprised of $51.9 million (2018) and $2.6 million (2019). The carrying amount of the Company's owned vessels which are employed on these time charters as at December 31, 2017, was $517.9 million (2016 - $471.7 million). The cost and accumulated depreciation of the vessels employed on these time charters as at December 31, 2017 were $754.2 million (2016 - $683.2 million) and $236.3 million (2016 - $211.5 million), respectively.

The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2017, revenue from unexercised option periods of contracts that existed on December 31, 2017, or variable or contingent revenues. In addition, minimum scheduled future revenues presented above have been reduced by estimated off-hire time for period maintenance. Actual amounts may vary given unscheduled future events such as vessel maintenance.

Capital Lease Obligations

As at
December 31, 2017
$
Total obligations related to capital leases	148,908
Less: current portion	(7,227)
Long-term obligations related to capital leases	141,681

In July 2017, the Company completed a $153.0 million sale-leaseback financing transaction with a financial institution relating to four of the Company's Suezmax tankers, the Athens Spirit, Beijing Spirit, Moscow Spirit and Sydney Spirit. Under this arrangement, the Company transferred the vessels to subsidiaries of the financial institution (or collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters for 12-year terms. The Company has the option to purchase each of the four vessels at any point between July 2020 and July 2029.
The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease term and as a result is considered to be, under US GAAP, the Lessors' primary beneficiary and therefore the Company consolidates the Lessors for financial reporting purposes.
The liabilities of the Lessors are loans and are non-recourse to the Company. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under the lease-back transaction. As a result, the amounts due by the Company's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessor's loans.
The bareboat charters also require that the Company maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least 6 months to maturity) of $35.0 million and at least 5.0% of the Company's consolidated debt and obligations related to capital leases (excluding applicable security deposits reflected in restricted cash - long-term on the Company's consolidated balance sheets). In addition, the Company is required for each vessel to maintain a hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. Such requirement is assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at December 31, 2017, this ratio was approximately 105%. As at December 31, 2017, the Company was in compliance with all covenants in respect of the obligations related to capital leases.
As at December 31, 2017, the remaining commitments under the four capital leases for Suezmax tankers was approximately $218.1 million, including imputed interest of $69.2 million, repayable from 2018 through 2029, as indicated below:

Year	Commitment
2018	$16,237
2019	$16,236
2020	$16,279
2021	$16,233
2022	$16,232
Thereafter	$136,846

Restricted Cash

The Company maintains restricted cash deposits relating to certain freight forward agreements (note 10) and leasing arrangements, which cash totaled $4.3 million and $0.8 million as at December 31, 2017 and 2016, respectively.